EXHIBIT 10.40

        FIRST AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT


      THIS FIRST AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (the "FIRST AMENDMENT") is made as of the 11th day of December, 1998, by and among (i)
(a) HOME PROPERTIES OF NEW YORK, INC., a Maryland corporation (the "REIT"),
(b) HOME PROPERTIES OF NEW YORK, L.P., a New York limited partnership (the "OPERATING PARTNERSHIP"), (c) HOME PROPERTIES WMF I, LLC, a New York limited liability company (the "BORROWER") and (d) HOME PROPERTIES OF NEW YORK, L.P. AND P-K PARTNERSHIP DOING BUSINESS AS PATRICIA COURT AND KAREN COURT, a Pennsylvania general partnership (the "SUBSIDIARY OWNER"), (ii) WMF WASHINGTON MORTGAGE CORP., a Delaware corporation, formerly known as Washington Mortgage Financial Group, Ltd. ("WMF") and (iii) FANNIE MAE, a federally-chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. <section> 1716 ET SEQ.

                             RECITALS

      A. The parties to this First Amendment are parties to that certain Master Credit Facility Agreement, dated as of August 28, 1998 (as amended from time to time, the "MASTER AGREEMENT").

      B. All of the WMF's right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and Other Loan Documents, dated as of August 28, 1998 (the "ASSIGNMENT"). Fannie Mae has not assumed any of the obligations of WMF under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated WMF as the servicer of the Advances contemplated by the Master Agreement.

      C. The parties are executing this First Amendment pursuant to the Master Agreement to reflect, among other things, an increase in the Base Facility Credit Commitment pursuant to Article VIII of the Master
Agreement.

      NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this First Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

1. EXPANSION. Pursuant to a Credit Facility Expansion Request submitted by Borrower, the definition of "Base Facility Credit Commitment" is hereby replaced in its entirety by the following new definition:

"BASE FACILITY CREDIT COMMITMENT" means an amount equal to $158,881,000, or such greater amount, not to exceed $200,000,000, as the Borrower may elect in accordance with, and subject to, the provisions of Article VIII.

2. MATURITY DATE OF BASE FACILITY ADVANCES. Section 2.02(a)(3) of the Master Agreement is hereby replaced in its entirety by the following new provision:

SECTION 2.02(a)(3) MATURITY DATE OF BASE FACILITY ADVANCES. The maturity date of the Initial Advance shall be the Base Facility Termination Date. The maturity date of any Base Facility Advance that is a Future Advance shall be the Base Facility Termination Date or such other date as the Borrower and WMF may agree upon, as reflected in the Base Facility Note evidencing such Base Facility Advance.

3. FUTURE ADVANCE. Borrower hereby requests, and Lender hereby agrees to make, on or about the date of this First Amendment, a Future Advance in the amount of $58,881,000. In connection with the Future Advance, Borrower has amended all of the existing Security Instruments (except for the Security Instruments encumbering existing Mortgaged Properties located in New York), has added seven Additional Mortgaged Properties to the Collateral Pool by granting Security Instruments encumbering the Additional Mortgaged Properties to WMF, and has executed certain additional documents, and taken certain additional actions, in connection therewith. To reflect the foregoing, Exhibit A to the Master Agreement is hereby replaced in its entirety by the Exhibit A attached to this Agreement.

4. PAYMENTS UNDER THE NOTES AFTER ACCELERATION. Solely for purposes of calculating the amount of the payment for each Note under Section 3(B) of Schedule B to each Note, the Defeasance Deposit for each Note shall be calculated by assuming that the "Mortgage Payment" means the amount of each regularly scheduled monthly payment of interest due and payable under such Note only (and not any other Note) during the period beginning on the first day of the second calendar month after the Defeasance Closing Date and ending on the last day of the Defeasance Period, and the amount that would constitute the unpaid principal balance of such Note on the last day of the Defeasance Period if all prior Mortgage Payments were paid on their due dates. The foregoing is intended to have the effect of requiring a payment under Section 3(B) of Schedule B to each accelerated Note which corresponds to the principal amount of, and mortgage payments under, such Note only rather than the aggregate principal amount of, and mortgage payments under, all Notes.

5. CAPITALIZED TERMS. All capitalized terms used in this First Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.

6. FULL FORCE AND EFFECT. Except as expressly modified by this First Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.

7. COUNTERPARTS. This First Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


HOME PROPERTIES OF NEW YORK, INC., a Maryland corporation

By:   /S/ Ann M. McCormick
     ------------------------
     Ann M. McCormick
     Vice President


HOME PROPERTIES OF NEW YORK, L.P., a New York limited partnership

By:   Home Properties of New York, Inc., a Maryland corporation, its sole
General Partner


By:  /s/ Ann M. McCormick
    ------------------------
    Ann M. McCormick
    Vice President









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HOME PROPERTIES WMF I, LLC, a New York limited liability company

By:   Home Properties of New York, L.P., a New York limited partnership, its sole Member

By:   Home Properties of New York, Inc., a Maryland corporation, its sole
General Partner


By: /s/ Ann M. McCormick
    ------------------------
    Ann M. McCormick
    Vice President


HOME PROPERTIES OF NEW YORK, L.P. AND P-K PARTNERSHIP DOING BUSINESS AS PATRICIA COURT AND KAREN COURT, a Pennsylvania general partnership

By:   Home Properties of New York, L.P., a New York limited partnership, a
General Partner

By:   Home Properties of New York, Inc., a Maryland corporation, its sole
General Partner

By: /s/ Ann M. McCormick
    -------------------------
    Ann M. McCormick
    Vice President







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WMF WASHINGTON MORTGAGE CORP., A DELAWARE CORPORATION, FORMERLY KNOWN AS
WASHINGTON MORTGAGE FINANCIAL GROUP, LTD.


By:  /s/ G. Scott Carter
    --------------------------
    G. Scott Carter
    Vice President

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FANNIE MAE



By:   /s/ James T. Parks
      ----------------------
Name: James T. Parks
Title: Vice President